POWER FOR THE NEXT MOMENT INNOVATION DAY // NOVEMBER 10, 2026 // AUSTIN, TEXAS Exhibit 99.2

Today’s agenda WELCOME & OVERVIEW PRODUCT SHOWCASE Q & A INTRODUCING AXIOM 01 FROM DIRT TO TOKENS 02 WINNING ACROSS THE ARCHITECTURE 03 UNLOCKING THE POWER STORY 04 CLOSING REMARKS 05 Revathi Advaithi Chief Executive Officer Chris Butler Chief Technology & Strategy Officer Rob Campbell Chief Commercial Officer Kevin Krumm Chief Financial Officer Revathi Advaithi Chief Executive Officer Michelle Simmons SVP, Investor Relations All Speakers with Todd Hoover and Mattias Jansson All Speakers

Cautionary Statement Regarding Forward-Looking Statements and Non-GAAP Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the separation of Flex’s Cloud and Power Infrastructure business into an independent publicly traded company, Axiom Solutions International, Inc. (“Axiom” and such separation, the “Spin-Off”) and the Preferred Stock Investment Agreement, pursuant to which GC Venture XIII (ASI), L.P. and the other investors party thereto have agreed to collectively purchase 200,000 shares of Axiom’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), in a private placement (the “Preferred Investment”), the expected timing of the closing of the Preferred Investment, the expected timing of the Spin-Off and the ability to complete each of the Preferred Investment and the Spin-Off; the anticipated synergies and benefits of the acquisition of EPC Power Corp. (“EPC Power”, and such acquisition, the “EPC Power Acquisition”) and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected tax-free treatment of the Spin-Off for U.S. federal income tax purposes; the expected future performance of each of Flex and Axiom, including the business of EPC Power; the impact of the EPC Power Acquisition on Flex’s Cloud and Power Infrastructure business; Flex’s plans to repay borrowings incurred in connection with the EPC Power Acquisition; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties related to the Preferred Investment, EPC Power Acquisition and Spin-Off include, but are not limited to: uncertainties as to whether the Preferred Investment and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Preferred Investment and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; potential adverse effects to the businesses of Flex during the pendency of the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the EPC Power Acquisition and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Spin-Off; disruption from the EPC Power Acquisition and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Spin-Off; uncertainty regarding the financial performance of Flex or Axiom following the Spin-Off; negative effects of the announcement or pendency of the Preferred Investment and the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission (the “SEC”). Any references to the planned Spin-Off, including its timing, Form 10 status, and the leadership of each company following the separation, are forward-looking and remain subject to applicable approvals and completion of the Spin-Off. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. We present forward looking non-GAAP financial measures including adjusted EBITDA and free cash flow. Adjusted EBITDA is defined as operating income adjusted for depreciation and amortization, stock based compensation, restructuring charges, impairment, separation and transaction related cost, legal and other charges that management believes are not reflective of the company’s ongoing operating performance. Free cash flow is defined as cash flows from operating activities, less purchases of property and equipment and proceeds from the disposition of property and equipment. Reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information necessary to prepare such reconciliations is not available without unreasonable effort due to the inherent variability, complexity and uncertainty in forecasting certain reconciling items and the difficulty in predicting the occurrence, the financial impact and the periods in which the adjustments may be recognized. These items could be material and could significantly affect our GAAP results. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Introducing Axiom section 01 Revathi Advaithi Expected Chief Executive Officer

Axiom at a glance REVENUE (CY26E) ~$10B EMPLOYEES ~35K R&D + SERVICE LOCATIONS 8 ENGINEERS ~5K MANUFACTURING LOCATIONS 19 GLOBAL SCALE & REACH ~11M ft² END TO END PORTFOLIO POWER COOLING COMPUTE SERVICES

A generational investment in infrastructure AI is bringing the digital and industrial worlds together. A MULTIYEAR AI INVESTMENT CYCLE $1T+ Estimated average annual hyperscaler capex 2026 to 2030 POWER REQUIRED BY AI 200+ GW New power to be added for data centers, 2026 to 2030 GRID INVESTMENT PLANNED $1.4T US utility investment, 2026 to 2030 SOURCES: S&P GLOBAL MARKET INTELLIGENCE. EEI

THE NEW ERA OF DIGITAL AND ELECTRICAL INFRASTRUCTURE AI is driving a step-change in the requirements of critical digital infrastructure Electrical infrastructure must now innovate at the pace of compute A new era of infrastructure demands a new approach THE TRADITIONAL MODEL WILL NOT SCALE The traditional industrial model was built around individual products and categories, not the system Integrating those products in the field adds too much time, complexity and cost AXIOM WAS BUILT TO LEAD IN THIS NEW ERA We built Axiom to bring the digital and electrical worlds together We can help define the architecture, integrate the system and build it at scale This new model demands greater efficiency, simpler systems and faster deployment.

Leading capabilities across the full power, cooling and compute system Board power capabilities acquired from Ericsson First rack level power programs for hyperscalers and leading silicon designers 2nd hyperscale compute / rack program ramps Expanded utility portfolio 1st hyperscale compute / rack program ramps Acquired critical power products Entered utility control market Advanced power conversion Added direct to chip liquid cooling 2017 Today A portfolio built for the new infrastructure model

A distinctive set of products engineered to work together CRITICAL POWER PRODUCTS POWER CONVERSION PRODUCTS RACK & CHIP LEVEL POWER PRODUCTS COMPUTE COOLING PRODUCTS SERVICES Logistics and supply chain services Field Services Commissioning and decommissioning LV/MV Switchgear PDUs RPPs Busway Modular Utility Metering Inverters M Rack M System (Agile 800R) Power modules Vertical power CBU Power shelf 800V sidecar Custom compute Enclosures Rack integration Cold plates Rack CDU Row CDU

Power, Cooling, and Compute capabilities spanning utility interface through the AI workload Axiom can shape and deliver the system as one We design the architecture, not just the products Optimize the system, not just individual components We remove complexity from the field Bring more design, integration and validation into the factory We deliver it at scale with speed Turn complex architectures into repeatable, deployable systems POWER CONVERSION CRITICAL POWER IT HARDWARE EMBEDDED POWER COOLING

Built on world-class manufacturing DNA, designed for the AI era Axiom combines the portfolio and technology required for the new infrastructure model with manufacturing scale and an AI-native operating system AI-NATIVE OPERATING MODEL ACROSS THE ENTERPRISE INTELLIGENT SYSTEMS REAL-TIME VISIBILITY AI-NATIVE PROCESSES PURPOSE-BUILT PORTFOLIO AND TECHNOLOGY TECHNOLOGY LEADERSHIP SYSTEM DESIGN LIFECYCLE SERVICES BORN FROM FLEX’S WORLD-CLASS MANUFACTURING AND SUPPLY CHAIN DNA GLOBAL SCALE RESILIENT SUPPLY CHAINS PROVEN EXECUTION MODEL

Axiom is fundamentally different from its peers BREADTH ACROSS THE INFRASTRUCTURE ECOSYSTEM SYSTEM-LEVEL INTEGRATION CAPABILITY IT HARDWARE INTEGRATORS Integrate compute at scale, with limited proprietary power or thermal product IP CATEGORY SPECIALISTS Focus on a single category within power distribution or thermal management Designs, manufactures and integrates power, cooling and compute as one system, across the electrical architecture POWER | COOLING | COMPUTE | SERVICES DIVERSIFIED INDUSTRIAL INCUMBENTS Broad catalogs of standard products, optimized around the legacy AC installed base and channel sales WHAT MAKES AXIOM DIFFERENT Purpose-built for the new architecture No legacy portfolio to protect as power shifts toward new DC architectures System-level design Power, cooling and compute optimized together at the architecture stage Factory integration at scale More of the system integrated and tested before deployment

Shaping infrastructure with our customers from utility to silicon UTILITIES Grid interconnection, substation and utility control solutions as load growth accelerates COLOCATION Critical power distribution and modular power products that bring multi-tenant online faster HYPERSCALERS Integrated power, cooling and compute systems to scale AI and cloud capacity SILICON PROVIDERS Co-development of next-generation power delivery for higher-power chips and racks

Significant industry experience with track record of results Leadership matched for the opportunity ahead ROB CAMPBELL Chief Commercial Officer MATTIAS JANSSON President, Embedded Power TODD HOOVER President, Critical Power CHRIS BUTLER Chief Technology & Strategy Officer SCOTT OFFER Chief Legal Officer HOOI TAN Chief Operating Officer KEVIN KRUMM Chief Financial Officer REVATHI ADVAITHI Chief Executive Officer 7 YEARS AT FLEX 35 INDUSTRY YEARS Prior Experience 2 YEARS AT FLEX 30 INDUSTRY YEARS Prior Experience 11 YEARS AT FLEX 40 INDUSTRY YEARS Prior Experience 9 YEARS AT FLEX 15 INDUSTRY YEARS Prior Experience 1 YEARS AT FLEX 25 INDUSTRY YEARS Prior Experience 23 YEARS AT FLEX 23 INDUSTRY YEARS 4 YEARS AT FLEX 30 INDUSTRY YEARS Prior Experience KARA WILSON Chief People Officer 10 YEARS AT FLEX 10 INDUSTRY YEARS 4 YEARS AT FLEX 4 INDUSTRY YEARS

From Dirt to Tokens section 02 Chris Butler Expected Chief Technology & Strategy Officer

AI is power-limited and the fastest from megawatts to tokens wins Efficiency More compute from every megawatt the grid delivers. SIMPLIFICATION Fewer conversion stages, vendors and handoffs from grid to token. SPEED Capacity online in up to half the time.

AI presents new customer challenges INCREASING rack DENSITY Industry focused efforts towards 800V and liquid cooling POWER AVAILABILITY Poor efficiency and long waits for interconnection INCREASING COMPLEXITY Density challenge is adding complexity Labor Constraints Shortage of skilled onsite resources to install these complex systems

AI presents new customer challenges SPEED SIMPLIFICATION EFFICIENCY INCREASING rack DENSITY Industry focused efforts 800V and Liquid Cooling POWER AVAILABILITY Poor efficiency and long waits for interconnection INCREASING COMPLEXITY Density challenge is adding complexity Labor Constraints Shortage of skilled onsite resources to install these complex systems

100+ years of AC. 3–5 years to DC.

A century spent refining one architecture. AI is forcing a reset in a single product cycle.

1880s-1900s
AC NETWORKS AND SUBSTATIONS
The architecture still used today

1920s-1950s
GRID EXPANSION
More scale, same one-line

1960s-1980s
SCADA AND AUTOMATION
Visibility, same topology

1980s-2000s
SOLID-STATE PROTECTION
Smarter relays and breakers

1990s-2010s
UPS AND CRITICAL POWER
Better ride-through

2010s-TODAY
SMARTER DISTRIBUTION
Sensors and DER, same backbone

1880

Today

AC: ~145 years of incremental change

DC: 3–5 yrs

THE LAST 100 YEARS
Better protection, controls and resiliency, on the same AC backbone.

THE NEXT 3–5 YEARS
Racks heading to ~600 kW and 1 kW+ chips force the move to 800VDC.

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Incumbents protect the past. Axiom ships what’s next ARCHITECTURE AC-centric portfolios: UPS, PDU and power racks — the very boxes 800VDC removes 800VDC-native: agile digital rectifier, grid-forming SST, integrated backup INCENTIVE Defend a large installed base and the service revenue tied to it No legacy line to cannibalize — we design stages out, not in PRODUCTS Incremental, box-by-box refreshes of proven product lines Integrated reference designs, validated in our Innovation Center SPEED Stick-built sites, multiple vendors, integration in the field Factory-built systems bring capacity online up to 50% faster SCOPE Optimize their own box; the customer integrates the rest Own the chain grid to token — power, cooling and compute as one system INDUSTRIAL INCUMBENTS The legacy AC playbook 800VDC-native, built for speed SOURCE: AXIOM ESTIMATES.

The value of efficiency, speed, and simplification

~ $20 - $30B

compute lease revenue potential per GW / year

~ $1.5- $2.5B

of potential revenue lost per GW for every month of delay

~ $12 - $15B

to build the power and cooling infrastructure for 1 GW

< 1 year

of potential revenue pays it back, so paying more to get online sooner pays off

EFFICIENCY ON A 1 GW SITE

1% ≈ ~$0.2-0.3B / year

10 MW more sellable compute on the same grid connection

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SOURCE: AXIOM ESTIMATES BASED ON PUBLIC GPU RENTAL RATES AND AI CLOUD PROVIDER DISCLOSURES.

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One grid to token platform Lifecycle services: logistics and fulfillment · repair and refurbishment · remote monitoring · commissioning · end-of-life and decommissioning MV AND LV SWITCHGEAR BUSWAY AND DATABAR CRITICAL POWER 01 PDUs AND RPPs PREFAB PODS AND SKIDS RACKS, SERVERS AND STORAGE MICROCONVECTIVE COLD PLATES CLOUD AND COOLING 04 FLUID NETWORK CDUs to 3 MW 800VDC SIDECAR 50V POWER SHELVES EMBEDDED POWER 03 BOARD POWER MODULES VERTICAL POWER DELIVERY AGILE AND GRID-FORMING BESS SST (ROADMAP) POWER CONVERSION 02 800V DIGITAL RECTIFIERS LIFECYCLE SERVICES Logistics and fulfillment Repair and refurbishment Remote monitoring Commissioning End-of-life and decommissioning

■ Datacenter and utility One portfolio serving both markets, from substation to white space ■ Up to 50% faster POD construction cuts time to first token by up to half ■ 1M+ sq ft Of modular capacity across the U.S. and Europe, and expanding Critical power, set and connected on site MV & LV switchgear Protection and distribution from the utility feed to the 480V bus Busway & databar Power and data run overhead to every row PDU & RPP Branch distribution and remote power panels at the row Modular Utility control buildings and power pods, built and tested in the factory Traditional model: Multiple vendors and on-site integration. factory-built electrical systems and complete AI modules, from switchgear to the row, with fewer handoffs. SOURCE: AXIOM ESTIMATES.

Grid-forming BESS Sets voltage and frequency and absorbs AI load swings in milliseconds M-Rack Liquid-cooled, modular grid-forming inverter: SiC, >99% efficient, 5–7.5 MW blocks Agile 800R Digital rectifier with agile backup: 34.5 kV in, 800 VDC out, one system ■ Next-gen ready Medium voltage straight to 800 VDC with the Agile 800R, fewer stages to the rack ■ Grid-forming controls Built in-house: ride through faults and steady AI load swings ■ IEEE 2800.1 Compliant with the interconnection rules grid operators now apply ■ Made in the U.S. Domestic manufacturing shortens lead times and benefits from U.S. policy Traditional Model: Portfolios centered on UPS and PDU In-house power conversion and controls, from grid-forming storage to 800 VDC at the rack. Facility power conversion, built in-house

Sidecar 800 VDC or ±400 VDC beside the rack, feeding megawatt-class racks Power shelf 50 V rack distribution: 33 kW shelves at 97.5% peak efficiency BBU Battery backup units on the 50 V bus for ride-through CBU Capacitive storage that smooths AI load swings Power module Board-level DC/DC and vertical power delivery, 12 V to under 1 V ■ Leading player A leading supplier of rack and board power systems ■ Half of losses Critical to efficiency: about half of grid-to-chip losses happen inside the rack ■ Early partner Engaged with customers early in the planning cycle, shaping the architecture Traditional model: Separate providers for facility and rack power. grid-to-silicon portfolio, spanning the 800 V sidecar to under 1 V at the chip. Few players control power inside the rack

Compute Integrated manufacturing: built, commissioned, piped, cabled and loaded at scale Fluid network Facility-to-rack liquid distribution, supply and return CDU Coolant distribution units moving heat from rack to facility loop Cold Plate Direct-to-chip cooling at the processor Racks manufactured and commissioned with power and cooling integrated ■ L11 commissioning Cluster-level testing in our own facility before racks ship ■ Efficient liquid cooling A liquid cooling platform driving power and water usage effectiveness (PUE, WUE) Traditional model: Power, cooling and compute purchased separately and integrated on site. one factory-integrated, L11-commissioned system, with liquid cooling from facility to chip. Cloud and cooling, commissioned before it ships ■ Token-ready compute

One grid to token platform Lifecycle services: logistics and fulfillment · repair and refurbishment · remote monitoring · commissioning · end-of-life and decommissioning MV AND LV SWITCHGEAR BUSWAY AND DATABAR CRITICAL POWER 01 PDUs AND RPPs PREFAB PODS AND SKIDS RACKS, SERVERS AND STORAGE MICROCONVECTIVE COLD PLATES CLOUD AND COOLING 04 FLUID NETWORK CDUs to 3 MW 800VDC SIDECAR 50V POWER SHELVES EMBEDDED POWER 03 BOARD POWER MODULES VERTICAL POWER DELIVERY AGILE AND GRID-FORMING BESS SST (ROADMAP) POWER CONVERSION 02 800V DIGITAL RECTIFIERS LIFECYCLE SERVICES Logistics and fulfillment Repair and refurbishment Remote monitoring Commissioning End-of-life and decommissioning

One system, one owner, tuned for efficiency


OUR PORTFOLIO
Power conversion
MV · GRID-FORMING · 800VDC
Power distribution
SWITCHGEAR · BUSWAY · PDUS
Rack and board power
SIDECAR · 50V · POWER MODULES
Compute and cooling
RACKS · LIQUID · L11 TESTED
Prefab
BUILDINGS · SKIDS · PODS
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AXIOM SYSTEM DESIGN
System efficiency at the core, everything designed around it
▪ Optimized interfaces
▪ Factory-validated modules
▪ Fewer field handoffs
▪ Software Defined
CUSTOMER VALUE
EFFICIENCY
80 MW+ unlocked per GW
SIMPLIFICATION
Less equipment to manage and install
SPEED
Up to 50% faster
Design as a system
Build as a system
Deploy as a system

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SOURCE: AXIOM ESTIMATES.

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Today's power architecture, grid to token


Grid
Chip
Facility power train (AC)
MV switchgear
Transformer
LV switchgear
UPS
PDU
Busway
13.8–34.5 kV AC
480 VAC
IT rack
PSU
BBU
CBU
Power shelf 480→50 V
BBU battery ride-through
CBU capacitive load smoothing
Inside the server
IBC
50→12 V
VRM
12→0.6 V
GPU
0.6 V core

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Small losses at every stage add up to 20%



Grid
Chip
Facility power train (AC)
MV switchgear
99.9%
Transformer
98.5%
LV switchgear
99.8%
UPS
96.0%
PDU
98.0%
Busway
99.6%
13.8–34.5 kV AC
480 VAC
Axiom estimates: typical published efficiencies at rated load, multiplied through the chain.
IT rack
PSU
BBU
CBU
Power shelf 480→50 V 97.5%
BBU battery ride-through
CBU capacitive load smoothing
Inside the server
IBC
50→12 V
97.5%
VRM
12→0.6 V
~91%
GPU
0.6 V core

100%
from the grid

→

~92%
to the rack

→

~80%
to the chip

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Most players own only a slice of the chain



Grid
Chip
Facility power train (AC)
MV switchgear
Transformer
LV switchgear
UPS
PDU
Busway
13.8–34.5 kV AC
480 VAC
IT rack
PSU
BBU
CBU
Power shelf 480→50 V
BBU battery ride-through
CBU capacitive load smoothing
Inside the server
IBC
50→12 V
VRM
12→0.6 V
GPU
0.6 V core



WHO COVERS WHAT, GRID TO TOKEN
Most players own a slice of the chain. Axiom spans all of it.
Niche Infrastructure Player
Diversified industrial incumbent
Power Electronics Player
Datacenter-focused industrial incumbent
axiom

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What the next architecture needs


Grid
Chip
Facility power train (AC)
MV switchgear
Transformer
LV switchgear
UPS
PDU
Busway
13.8–34.5 kV AC
480 VAC
IT rack
PSU
BBU
CBU
Power shelf 480→50 V
BBU battery ride-through
CBU capacitive load smoothing
Inside the server
IBC
50→12 V
VRM
12→0.6 V
GPU
0.6 V core

Add energy storage

Grid-forming storage to ride through faults, smooth AI load swings and meet grid-code requirements, with backup built in.

Add 800 VDC conversion

Convert once, from medium voltage straight to an 800 VDC bus, and remove the transformer, UPS, PDU and rack PSU stages.

Takeaway: bolting more equipment onto the AC chain adds complexity and does nothing to improve efficiency.

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A bridge step for today's 480 VAC racks

EFFICIENCY SIMPLIFICATION SPEED

Axiom Agile 480 consolidates medium-voltage conversion and backup ahead of existing LV distribution


Grid
Chip
TODAY
~92%
to the rack
6 stages to the rack
MV switchgear
Transformer
LV switchgear
UPS
PDU
Busway
PSU 480→50V
BBU CBU
IBC 50→12V
VRM 12→0.6V
480VAC IT rack
TOMORROW
~95%
to the rack
4 stages to the rack
Axiom Agile 480
LV switchgear
PDU
Busway
PSU 480→50V
BBU CBU
IBC 50→12V
VRM 12→0.6V
480VAC IT rack

Add energy storage and Agile Backup

Comply with grid code requirements, prioritized interconnect and integrate backup to improve efficiency.

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One fault took >3GW off the grid Milliseconds A single transmission fault >3GW Of data-center load switched to backup at the same moment >10min Of voltage disturbance, felt across multiple states THE LESSON Data centers must be engineered as active participants in grid stability, not passive loads. Emerging expectations for loads of 75 MW and up: ride-through, dynamic models, telemetry and coordinated response. ILLUSTRATIVE VOLTAGE RESPONSE NOMINAL NOT MEASURED DATA SLOW RETURN TO NORMAL FAULT + LOAD TRANSFER 12MIN Integrating the UPS into energy storage eliminates a top utility concern: sudden load drops. SOURCE: UPTIME INSTITUTE, AUGUST 2026.

Grid-forming creates the grid

A grid-forming inverter establishes and regulates AC voltage and frequency, so generation and loads can synchronize to it, rather than simply following the grid.

Traditional grid-following

- Requires an existing voltage and frequency reference
- Injects current into an already-stable grid
- Less capable in weak-grid or islanded conditions

Grid-forming



- Creates the voltage and frequency reference
- Synthetic inertia resists rapid frequency changes
- Supports weak-grid and islanded operation
- Fast disturbance response and black start

WHY IT MATTERS

Grid-forming BESS supports grid stability through voltage and frequency control, synthetic inertia and rapid power response, without rotating machinery.

SPEED TO POWER

Grid connection is now the long pole. Regulators are opening faster lanes for flexible loads; grid-forming storage makes an AI campus one, earning a place nearer the front of the queue.

~4 yrs
average U.S. wait for a grid connection; ~7 in N. Virginia

226 GW
in ERCOT's large-load queue, ~3/4 of IT data centers

76 GW
could connect now if flexible for 0.25% of the year

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SOURCES: JLL, 2026. BLOOMBERG, AUGUST 2024. ERCOT, 2026. DUKE NICHOLAS INSTITUTE, FEBRUARY 2025. FERC, 2026.

35

A bridge step for today's 480 VAC racks

EFFICIENCY SIMPLIFICATION SPEED

Axiom Agile 480 consolidates medium-voltage conversion and backup ahead of existing LV distribution


TODAY
~92%
to the rack
6 stages to the rack
MV switchgear
Transformer
LV switchgear
UPS
PDU
Busway
PSU
480→
50V
BBU
CBU
IBC
50→12V
VRM
12→0.6V
480VAC IT rack
TOMORROW
~95%
to the rack
4 stages to the rack
Axiom Agile 480
LV switchgear
PDU
Busway
PSU
480→
50V
BBU
CBU
IBC
50→12V
VRM
12→0.6V
480VAC IT rack

+3 pts more grid power to the rack, 30 MW+ per GW

Integrate energy storage and agile backup now, with existing low-voltage distribution and 480 VAC racks left in place.

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One system replaces the AC power chain

EFFICIENCY | SIMPLIFICATION | SPEED

Agile 800R: centralized conversion and backup at 97% efficiency

Grid → Chip

TODAY

~92% to the rack

6 stages to the rack

MV switchgear → Transformer → LV switchgear → UPS → PDU → Busway →

PSU 480→50V	BBU CBU	IBC 50→12V	VRM 12→0.6V

480VAC IT rack

TOMORROW

~97% to the rack

1 integrated system



Axiom Agile 800R

34.5 kV in, 800 VDC out, with agile backup built in

800 VDC →

800V PDB 800→12V replaces PSU, BBU and IBC	VRM 12→0.6V

800VDC IT rack

Add 800VDC Conversion with Energy Storage and Backup

From 34.5kV to 800VDC on a skid at 97% efficiency.

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One system replaces the AC power chain

EFFICIENCY | SIMPLIFICATION | SPEED

Agile 800R: centralized conversion and backup at 97% efficiency

Grid → Chip

TODAY

~92% to the rack

6 stages to the rack

MV switchgear → Transformer → LV switchgear → UPS → PDU → Busway → PSU 480→50V | BBU CBU | IBC 50→12V | VRM 12→0.6V

480VAC IT rack

TOMORROW

~97% to the rack

1 integrated system



Axiom Agile 800R

34.5 kV in, 800 VDC out, with agile backup built in

800 VDC → 800V PDB 800→12V replaces PSU, BBU and IBC | VRM 12→0.6V

800VDC IT rack

ONE PLATFORM, MANY JOBS

- 800 VDC power delivery
- Agile backup, no transfer gap
- AI load smoothing
- Grid-code ride-through
- Black start and islanding
- Software-defined controls

+5 pts

more grid power to the rack, 50 MW+ per GW

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Transition to solid-state transformers

EFFICIENCY | SIMPLIFICATION

Next-gen efficiency, compact footprint, integrated protection and control

Grid → Chip

TODAY

~92% to the rack

6 stages to the rack

MV switchgear → Transformer → LV switchgear → UPS → PDU → Busway →

PSU 480→50V	BBU CBU	IBC 50→12V	VRM 12→0.6V

480VAC IT rack

FUTURE

98%+ to the rack



Axiom Agile 800ST

800V PDB 800→12V replaces PSU, BBU and IBC	VRM 12→0.6V

800VDC IT rack

More compact

High-frequency solid-state conversion replaces bulky 60 Hz transformers and gear for a smaller footprint

More efficient

98%+ to the rack: medium voltage straight to 800 VDC in a single conversion stage

Better controls

Integrated protection and software-defined, grid-forming controls in one platform

+6 pts

more grid power to the rack, 60 MW+ per GW

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Improving efficiency in the rack

Transition to 800V native servers and compute



IT rack
PSU
BBU
CBU
Power shelf 480→50 V
BBU battery ride-through
CBU capacitive load smoothing
Inside the server
IBC
50→12 V
VRM
12→0.6 V
GPU
0.6 V core
TRADITIONAL
480VAC TO THE RACK
85.7%
480VAC
95%
50VDC
97%
12V
93%
0.8V



800V
Server
800V PDB
800→12V
Replaces PSU, BBU, and IBC
VRM
12→0.6V

800V Source moves outside of the compute envelope

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40

Improving efficiency in the rack

Transition to 800V native servers and compute


IT rack
PSU
BBU
CBU
Power shelf 480→50 V
BBU battery ride-through
CBU capacitive load smoothing
Inside the server
IBC
50→12 V
VRM
12→0.6 V
GPU
0.6 V core


TRADITIONAL
480VAC TO THE RACK
85.7%
480VAC
95%
50VDC
97%
12V
93%
0.8V

FIVE EFFICIENCY LEVERS

Regulation
Regulate once, upstream. Allows fixed ratio converters @ 98%

Isolation
Isolate at one point only. Isolating twice costs 1-2 points.

Efficiency Curve
Run at the sweet spot.

Bandwidth
Caps designed to absorb dynamic load by timescale.

Stability
Specify impedance jointly.

Efficiency is based on design decisions beyond the rack. If you design in isolation, you pay an efficiency penalty.

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THE STAGE THAT REPLACES IT 800V POWER DISTRIBUTION BOARD 800VDC in, 12V out. Hot swap, filtering and holdup, control and conversion on one board. TRADITIONAL 480VAC TO THE RACK Improving efficiency in the rack AXIOM 800VDC TO THE RACK +4 pts Efficiency, rack input to chip 95% 480VAC 50VDC 97% 12V 93% 0.8V 800VDC Removed 97% 12V 93% 0.8V Efficiency from rack input to the chip, stage efficiencies as shown. 800V native servers and compute 85.7% 90.2% Efficiency SOURCE: AXIOM ESTIMATES.

Improved efficiency and simplified architecture deliver real results

EFFICIENCY | SIMPLIFICATION | SPEED

Grid to rack

98%+

to the rack, from ~92% today

×

Rack to chip

90%

rack to chip, from 85.7% today

=

Total, grid-to-chip

88%

grid-to-chip, from ~80% today

$1.6–2.4B more revenue potential per GW per year for our customers

~8 pts efficiency improvement, grid-to-chip

~80% today → 88% with Axiom; 8 pts × $0.2–0.3B per point

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SOURCE: AXIOM ESTIMATES.

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Factory-built power for datacenter and utility customers across the U.S. and Europe MV e-house 4.16–38 kV switchgear, factory-tested Hyperscale power skid Up to 36 kV, Level 3 tested MV and LV power distribution, built, wired and tested in the factory then set and connected on site. Long track record in modular power Efficiency SIMPLIFICATION SPEED

The AI Module accelerates the build timeline Power, cooling and compute built and tested in the factory while the site is prepared Up to 4 MW+ per module, ~30 racks Stick-built one trade after another Design Site and building Power and cooling Racks and integration Commissioning AI MODULE site and factory in parallel Design Site prep Factory build and L6–L12 test Set and commission AI Module online Stick-built online Illustrative schedule Up to 50% faster To first token: site and factory work run at the same time Tested before it ships L6–L12 gates to cluster-level FAT; liquid loop leak-tested Fewer trades on site Set and connect instead of stick-build, easing the labor gap Repeatable block Module to data hall to AI factory without re-engineering SIMPLIFICATION SPEED SOURCE: AXIOM ESTIMATES.

Where Axiom builds and validates the full architecture, grid to token, before it reaches a customer site 01 Build Complete reference architectures: AI modules, NVIDIA DSX-aligned PODs and 800 VDC power systems 02Validate Power and thermal load testing, fault and ride-through scenarios, indoors and outdoors 03Certify FMEA, UL and NVIDIA evaluation, so designs arrive at site already qualified 04Show Customers see the whole system run before it ships The Axiom Architecture Lab

More tokens from every megawatt, sooner One grid-to-token platform built around three outcomes EFFICIENCY More compute per megawatt ~8 pts efficiency improvement, grid-to-chip $1.6-2.4B more revenue per GW a year for our customers 800V-ready built for new power requirements SIMPLIFICATION One system, one owner One platform conversion and agile backup in the Agile 800R Grid to token power, cooling and compute from one partner Software-defined grid-forming controls and agile backup SPEED Capacity online sooner Up to 50% faster to first token with factory-built PODs Factory tested L11 commissioned before it ships Faster interconnect IEEE 2800.1 and grid-forming controls More tokens per megawatt, faster. Simplified architecture from grid to token. SOURCE: AXIOM ESTIMATES.

Winning Across the Architecture SECTION 03 Rob Campbell Expected Chief Commercial Officer

Driving growth through efficiency, simplification, and speed 01 Engage before the architecture is set We architect with customers early, before power, cooling and compute requirements are locked Board-level power programs engage at the xPU design stage, years before deployment 02 Expand across the portfolio, programs and generations Our portfolio breadth allows a single customer relationship to broaden across the business and compound over time Active engagements across all business lines with our top two hyperscale customers 03 Execute and scale from products to systems We deliver standalone products, subsystems and fully integrated solutions World-class delivery model built on Flex’s unmatched manufacturing capabilities and scale

Rising power density brings chip, rack, and facility decisions together High performance AI demands integrated design engagement TRADITIONAL MODEL Separate decisions, staggered engagement Chip power & chip cooling Rack-level power Facility power & cooling Rack-level compute deployment We win individual positions as customer needs develop. OUR PORTFOLIO WINS IN BOTH MODELS Time LEADING HIGH-PERFORMANCE AI DEPLOYMENTS Coordinated earlier across the architecture Chip power & chip cooling Rack-level power Facility power & cooling Rack-level compute deployment We engage earlier and expand our role across the system. Time

The buildout is expanding our opportunity on two fronts

Evolving power architectures increase content per MW, while growing AI deployments drive demand for custom compute

POWER

Driven by rising rack densities and the shift to 800V

TODAY'S ARCHITECTURE

~$2.8M / MW

FUTURE ARCHITECTURE

~$3.4M-
$4.0M / MW

Addressable content opportunity per MW



CLOUD & COOLING

AI deployments drive more custom compute and accelerate liquid cooling adoption

CUSTOM COMPUTE

~40%+

market CAGR through 2030

LIQUID COOLING

~30%+

market CAGR through 2030



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SOURCES: AXIOM ESTIMATES. BLOOMBERG INTELLIGENCE, APRIL 2026. S&P GLOBAL 451 RESEARCH, OCTOBER 2026.

51

Years of engagement across multiple businesses, programs and technology generations. Our deepest customer relationships span the full portfolio Board - power Rack-level power Power conversion Critical Power Compute Liquid cooling Modular Services Hyperscaler 1 30+ active programs ● ● ● ● ● ○ ● ○ Hyperscaler 2 15+ active programs ● ● ● ● ● ○ ○ ● AT SCALE IN DEVELOPMENT ACTIVE OPPORTUNITY NOT APPLICABLE Silicon Provider 1 10+ active programs ○ ● — — ● ○ ○ — Silicon Provider 2 5+ active programs ○ ● ● ● ● ○ ● ○ Utility Customers 15+ major utility customers — — ● ● — — ● ●

Product showcase Chris Butler, Rob Campbell, Todd Hoover, Mattias Jansson

Unlocking the Power Story SECTION 04 Kevin Krumm Expected Chief Financial Officer

Multiple growth drivers underpin 20%+ 3-yr. revenue CAGR from CY27E to CY30E Strong end-market demand, secured capacity and next-generation architectures provide visibility to sustained growth 01 STRUCTURAL MARKET GROWTH Expanding data center demand drives significant long-term opportunity 200+ GW New data center power expected, 2026 – 2030 ~40%+ / ~30%+ CAGR for custom compute / liquid cooling markets through 2030 $1T+ Estimated average annual hyperscaler capex 2026 – 2030 02 SCALED CAPACITY AND EXECUTION Expanding global footprint to meet accelerating demand 19 sites | ~11M ft² Global manufacturing footprint ~50% increase Planned modular manufacturing footprint ~$2B expansion CY26E to CY27E CapEx: secures required capacity for growth 03 CONTENT AND REVENUE VISIBILITY Higher content per MW and awarded programs drive visible revenue growth CONTENT PER MEGAWATT ~$2.8M/MW ~$3.4–4.0M/MW Today’s Architecture 800VDC, Higher Density REVENUE VISIBILITY 95% of CY2027E revenue secured(1) STRONG DEMAND + SECURED CAPACITY + RISING CONTENT PER MW = VISIBLE PATH TO 20%+ 3-YR. REVENUE CAGR FROM CY27E TO CY30E SOURCES: S&P GLOBAL MARKET INTELLIGENCE. EEI. (1) Reflects expected revenue supported by backlog and customer commitments, including programs backed by customer co-investment.

Scaling revenue and adjusted EBITDA margin through 2030

Strong growth and operating leverage translate into expanding margins and significant cash generation

01 REVENUE GROWTH

Drivers

- Committed program ramps
- Market growth + increasing content per MW

~$10B → **$37B+**
CY26E → CY30E



$37B+
$20 – $21B
~$10B
3-yr. CAGR: 20%+
CY26E
CY27E
CY30E

02 REVENUE GROWTH BY SEGMENT

Drivers

- Power further accelerates an already strong growth trajectory through CY30E

3-Yr. CY27E – CY30E Revenue CAGR



40%+
20%+
10%+
Total Axiom
Power
Cloud & Cooling

03 ADJUSTED EBITDA MARGIN EXPANSION

Drivers

- Pricing, operating leverage + portfolio mix, execution + productivity, offset by standalone costs

~11% → **High Teens**
CY26E → CY30E



High Teens
~13 – 14%
~11%
CY26E
CY27E
CY30E

STRONG GROWTH, LED BY POWER, SUPPORTS CONTINUED MARGIN EXPANSION

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Path to 800V expands our power opportunity

Existing products provide the foundation; 800V and new solutions drive growth through CY30



ILLUSTRATIVE POWER REVENUE OPPORTUNITY
40%+
3-Yr. Revenue CAGR
CY27E to CY30E
~$3.5B
Revenue
$6 – $6.3B
Revenue
CY26E
CY27E
CY28E
CY29E
CY30E
Existing portfolio
800V adoption and new architecture

TODAY

Existing Portfolio

Critical, embedded and conversion power

+

CY27E–CY30E

800V Adoption and New Architecture

800V products and new power architectures, including EPC

=

POWER REVENUE

40%+

3-Yr. Revenue CAGR
CY27E to CY30E

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Power mix shift supports adjusted EBITDA margin expansion

A larger contribution from a higher-margin, expanding-margin Power business supports consolidated margin expansion.

TOTAL ADJUSTED EBITDA CONTRIBUTION

Mix by segment


POWER
CLOUD & COOLING
CY26E
CY27E
CY30E

POWER RISING TO ~2/3 of TOTAL AXIOM EBITDA BY CY2030

TOTAL AXIOM ADJUSTED EBITDA MARGIN

~11% → ~13 – 14% → High Teens

DRIVERS: OPERATING LEVERAGE ON PRIOR INVESTMENT, POWER MARGIN EXPANSION AND PRODUCTIVITY

POWER | Adjusted EBITDA Margin

CY26E	CY27E	CY30E
High Teens	Mid-20s	High-20s

Product mix, continued pricing, operating leverage and EPC drive margins toward industry standards

CLOUD & COOLING | Adjusted EBITDA Margin

CY26E	CY27E	CY30E
HSD	HSD – LDD	LDD

Scale and cooling growth drive margin expansion

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NOTE: TOTAL AXIOM ADJUSTED EBITDA MARGIN INCLUDES STANDALONE CORPORATE COSTS. SEGMENT MARGINS EXCLUDE STANDALONE CORPORATE COSTS.

58

Front-loaded growth investment drives strong cash generation Capital intensity moderates as capacity comes online, supporting 90%+ FCF conversion by CY2030E CAPITAL EXPENDITURES Front-loaded capacity investment against awarded programs Capital intensity moderates as the build matures FREE CASH FLOW CONVERSION Earnings growth and working-capital discipline Significant cash generation as investment normalizes % OF REVENUE EARNINGS GROWTH + WORKING-CAPITAL DISCIPLINE + MODERATING CAPEX → 90%+ FCF CONVERSION Negative % OF ADJUSTED NET INCOME

Disciplined capital allocation prioritizes high-return growth CONTINUED EMPHASIS ON ROIC + TARGETING INVESTMENT-GRADE FINANCIAL PROFILE 01 ORGANIC GROWTH First priority for capital Capacity expansion Awarded programs New products and technology Cloud capacity added at high ROIC HIGH-RETURN GROWTH 02 SELECTIVE M&A Extend products, technology and capabilities Selective M&A across the power chain Add complementary products and technologies Build recurring, higher-margin services DISCIPLINED RETURNS 03 BALANCE SHEET FLEXIBILITY Target investment-grade metrics Preferred proceeds used to de-lever Opportunistic share repurchases FINANCIAL FLEXIBILITY Deploying capital to drive long-term value while targeting investment-grade metrics

Strong balance sheet preserves strategic flexibility

Investment-grade metrics and strong liquidity provide capacity to invest through the cycle

~$1.0B+	~$2.4B	~$1.3B	$2.0B
CASH	**TERM DEBT**	**5-YEAR REVOLVING CREDIT FACILITY[1]**	**PREFERRED**
At separation	3- and 5-yr. SOFR + 137.5–150 bps		6% cash or 7% in kind

Targeting investment grade metrics with $2.5B+ of expected total liquidity post-spin

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Preferred equity conversion price capped at a $37.5B implied enterprise value, with a $30B floor. Pro forma figures subject to final financing terms.
(1) Reflects $1.3B of commitments received to date; the facility is expected to increase to $1.5B prior to the spin.

61

Financial framework and outlook

CY2026 estimate, CY2027 outlook and CY2030 framework: Total Axiom

	CY26E	CY27 OUTLOOK	CY30E FRAMEWORK
Revenue	~$9.7B	$20 – $21B	**$37B+** (20%+ CY27E – CY30E CAGR)
Power	*~$3.5B*	*$6 – $6.3B*	*40%+ CAGR*
Cloud & Cooling	*~$6.2B*	*$14 – $14.7B*	*10%+ CAGR*
Adjusted EBITDA Margin	~11%	~13 – 14%[1]	**High Teens**
Power	*High Teens*	*Mid-20s*	*High-20s*
Cloud & Cooling	*HSD*	*HSD – LDD*	*LDD*
Capital Expenditures	~10% of revenue	~6% of revenue	**~3–4%** of revenue
FCF Conversion – % of Adjusted Net Income	Negative	40%+	**90%+**

Adjusted EBITDA margin and FCF conversion (FCF / adjusted net income) are non-GAAP measures. Reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information necessary to prepare such reconciliations is not available without unreasonable effort.

(1) CY27E adjusted EBITDA margin includes ~1.25% of revenue in standalone corporate costs.

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Peer benchmarking

	POWER		CLOUD & COOLING	
	axiom	POWER PEERS	axiom	SPECIALIZED EMS PEERS
Peers	*Power segment*	GE Vernova, EATON, VERTIV, Schneider Electric	*Cloud & Cooling segment*	fabrinet, Celestica
CY27 Revenue Growth	~76%[1]	~13% median	~131%[1]	~59% median
CY27 Adjusted EBITDA Margin	Mid-20s	~24% median	HSD – LDD	~11% median
Total Axiom	CY27 revenue growth: ~105–115%[1]	CY27E adj. EBITDA margin: ~13–14%[2]	CY30E adj. EBITDA margin target: High Teens	

Source: Capital IQ, Company filings as of November 6, 2026.
Note: Reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information necessary to prepare such reconciliations is not available without unreasonable effort.
(1) Implied CY27 growth vs. CY26E: Total Axiom based on ~$9.7B CY26E vs. CY27 outlook range of $20–$21B (~105–115%); Power based on ~$3.5B CY26E vs. implied midpoint of $6.15B based on CY27 range of $6–$6.3B; Cloud & Cooling based on ~$6.2B CY26E vs. implied midpoint of $14.35B based on CY27 range of $14–$14.7B.
(2) CY27E adjusted EBITDA margin includes ~1.25% of revenue in standalone corporate costs.

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IT & CYBERSECURITY Standalone applications and infrastructure Cybersecurity operations Data governance and controls Building the capabilities of an independent public company FINANCE, TAX & CONTROLS SEC reporting and technical accounting Tax and treasury capabilities Internal controls and audit support RISK, LEGAL & COMPLIANCE Insurance and enterprise risk Legal and regulatory compliance Public-company policies and training LEADERSHIP & GOVERNANCE Standalone corporate functions Executive leadership capabilities Board of Directors and governance Work underway to establish fit for purpose, standalone capabilities, and drive efficiency. R&D / INNOVATION Standalone engineering and product roadmap Accelerating R&D for next compute generations 800V power and liquid cooling architectures Efficiency speed Simplification

Q & A All Speakers Moderated by Michelle Simmons

THE RIGHT PRODUCT AND TECHNOLOGY PORTFOLIO Broadest portfolio across power, compute, cooling and services Technology leadership focused on the industry’s most difficult problems Deep customer relationships spanning diverse programs with the world’s technology and infrastructure leaders Axiom is built for the next moment Our portfolio and operating model set us apart and position us to outperform the market. MANUFACTURING DNA + AI-NATIVE OPERATIONS Proven manufacturing and supply chain excellence at global scale Real-time, digital native, data-centric operations Flat, fast and accountable organization ATTRACTIVE FINANCIAL PROFILE Outgrowing a rapidly expanding market Expanding margins Strong cash flow